THIRD LEASE AMENDMENT AGREEMENT

THIS THIRD LEASE AMENDMENT AGREEMENT, made as of the 1ST day of October, 2006 (the “LEASE Amendment”) is by and between ADVAXIS, INC.(“TENANT”), and the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (“LANDLORD”).

WHEREAS, the TENANT and the LANDLORD entered into a certain Lease Agreement made as of June 1, 2005 (the “Lease”): and a certain Lease Amendment as of November 15, 2005: and a second Lease Amendment as of March 15, 2006. The Lease Agreement, and the Lease Amendments are collectively referred to as the “LEASE”.

WHEREAS, the LANDLORD and TENANT wish to amend certain provisions contained in the Lease as more fully set forth below.

NOW, THEREFORE, in the joint and mutual exercise of their powers, and in consideration of the mutual covenants herein contained, the parties amend the Lease as follows:

1.
Definitions of LEASED PREMISES is hereby amended read as follows:

The term “LEASED PREMISES” means that portion of the COMMERCIALIZATION CENTER delineated on the floor plans constituting EXHIBIT 1A attached hereto and made a part hereof, bounded by the interior sides of the centers of all demising walls other than exterior BUILDING walls and the exterior sides of all exterior BUILDING walls. For purposes of this LEASE, TENANT and LANDLORD agree that the LEASED PREMISES consists of Two (2) laboratory units made up of One Thousand Six Hundred (1,600) Rentable square feet and Two (2) office units made up of One Hundred twenty five (125) square feet each.

2.
Section 5.2 is hereby amended to read as follows:

TENANT covenants and agrees to pay to LANDLORD, RENT, in advance, on the first day of each month during the LEASE TERM for the lab units No. 119 and No. 120:

Period	Annualized Fixed Rent	Monthly Fixed Rent

October 1, 2006 to	$36,800.00	$4600.00 per month

May 31, 2007		($2300.00 per unit)

During the LEASE TERM, TENANT shall pay to LANDLORD Rent for the office unit B113 and B202/A as follows;

Period	Annualized Fixed Rent	Monthly Fixed Rent

October 1, 2006 to	$8,080.00	$1,010.00 per month

May 31, 2007		$510.00 per month (for office B113) $500.00 per month (for office B202/A)

3.	Section 40.1 is hereby amended to read as follows:

Within five (5) business days following TENANT’S execution of this LEASE. The TENANT shall deposit with LANDLORD a security deposit in the amount of $1,000.00 ($1,000.00 over previous security deposit) (“SECURITY DEPOSIT”) in cash funds (paid by either certified funds, cashiers check or wire transfer). LANDLORD shall keep the SECURITY DEPOSIT in an interest bearing account with the interest accruing to the benefit of the TENANT. If an EVENT OF DEFAULT by TENANT exists under this LEASE at any time, LANDLORD may use, apply or retain the whole or any part of the SECURITY DEPOSIT to the extent necessary to cure said EVENT OF DEFAULT . It is understood that the deposit is not to be considered as the last rental payment due under this LEASE. If at any time during the term of this LEASE, LANDLORD applies all or a portion of this SECURITY DEPOSIT to cure TENANT’S EVENT OF DEFAULT, TENANT shall repay to LANDLORD within ten (10) business days after demand by LANDLORD any amount necessary to restore the SECURITY DEPOSIT to the full sum set forth above.

4.	Miscellaneous

A.
Except as expressly modified hereby, all terms, conditions, definitions, undertakings and covenants of the Lease shall remain in full force and effect and are in no way abrogated by this LEASE Amendment. Capitalized terms used within this LEASE Amendment but not otherwise defined herein shall have the meanings ascribed to them in the Lease.
B.
This LEASE Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.
C.
If any provision of this LEASE Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or of the Lease.
IN WITNESS WHEREOF, the parties hereto have duly executed this Third Lease Amendment as of the date first written above.

ATTEST:	NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, LANDLORD

By:
	NAME: TITLE:	Caren S. Franzini Chief Executive Officer

ATTEST:	ADVAXIS, INC., TENANT

By:
NAME: TITLE: